NYSE American: REI www.ringenergy.com www.ringenergy.com Q4 & FY 2025 EARNINGS 2026 GUIDANCE

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Forward – Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, guidance, plans and objectives of management are forward- looking statements. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words. Forward-looking statements also include assumptions and projections for quarterly and full year 2026 guidance for sales volumes, number of potential well locations and associated inventory life, oil, NGL and natural gas mix as a percentage of total sales, capital expenditures, and operating expenses and the projected impacts thereon, and the number of wells expected to be drilled and completed. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the expected benefits to the Company and its stockholders from the acquisition of oil and gas properties (the “LRR Acquisition”) from Lime Rock Resources IV-A, L.P. and Lime Rock Resources IV-C, L.P. (collectively, “Lime Rock” or “LRR”); the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, changes in U.S. energy, environmental, monetary and trade policies, including with respect to tariffs or other trade barriers, and any resulting trade tensions; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2025, and its other filings with the SEC. All forward-looking statements, expressed or implied, included in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. 2 Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio,” “All-in Cash Operating Costs,” and “Cash Operating Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Ring Energy’s Strategic Advantage 3 Proven Business Model with Low Decline, High Margin Assets that Produce Sustainable AFCF1 Through Cycles 1. Adjusted Free Cash Flow is a Non-GAAP financial measures. See Appendix for definitions and reconciliation to GAAP measures. 2. Defined as locations that can generate at least a 10% rate of return at $60 per Bbl oil and $2.50 per Mcf gas prices. 3. Source ENVERUS trailing twelve months as of Dec. 2025 for operators' Gross production on per Boe basis in the Texas CBP & NWS. A Proven Cash Flow Machine: 25 Consecutive Quarters of AFCF 10+ Years of Drilling Inventory: 500+ Identified Locations2 Conventional Asset Advantage: High Margin, Shallow Decline and Long Life Disciplined Consolidator in the Heart of the Permian – 3rd Largest E&P in CBP Texas3 Nimble Operator, Operational Flexibility: Stacked Pay Zones with High NRIs

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Ring Energy – Transforming Conventional Assets 4 Applying Unconventional Perspectives with an Exploration Mindset 1. SEC Proved Reserves as of 12/31/2025 utilizing SEC prices, YE 2025 SEC Pricing Oil $61.82 per Bbl Gas $3.387 per Mcf. PV-10 is a Non-GAAP financial measure. See definition and Reconciliation of PV-10 to Standardized Measure in the Appendix. 2. Inventory includes PUDs plus non proved locations that can generate at least a 10% rate of return at $60 per Bbl oil and $2.50 per Mcf gas prices. 3. PDP base decline percentage is based on the decline for all operated and non-operated PDP base wells not drilled in 2025. 4. R/P is Proved SEC Reserves divided by full year 2025 production. Q3 2025 Net Production 20,789 Boe/d (64% oil and 84% liquids) ✓ Shallow Base Decline ✓ Long Life Wells ✓ Highly Oil Weighted ✓ High Operating Margin ✓ High Netbacks ✓ Low D&C Cost Inventory ✓ Low Breakeven Costs Yoakum Gaines Andrews Ector Crane Ward Ring Energy Assets Northwest Shelf Central Basin Platform Includes operated & non-operated 20.5 MBoe/d (64% oil) Q4 2025 Production 153 MMBoe / $1.3 Billion YE’25 SEC 1P Reserves/PV10 Value1 10+ Years Inventory2 R/P4 20+ Years 1P Reserves / FY 2025 Production 96k+ Net Acres 99% Operated ~$723 Million Enterprise Value as of Feb. 27, 2026 Key Metrics Core Economics (2025) 4: ~28% x: ~$[37] WTI Core Asset Advantages Decline ~20% PDP Base Decline3 Get rid of ‘25 Economics

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Q4 2025 – Strong Operational Quarter 5 1. Adjusted Free Cash Flow is a Non-GAAP financial measures. See Appendix for definition and reconciliation to GAAP measures. ✓Continued Adjusted Free Cash Flow1 Generation • 25th consecutive quarter of AFCF1 • $5.7 million Adjusted Free Cash Flow1 ✓Disciplined Capital Program & Reduction in Cost Structure • $24.3 million in capital expenditures (near the mid-point of guidance) • All-in-Cash Costs reduced to $21.01 per Boe (6% less than Q3’25 ) ✓Continued Debt Pay Down • Paid down $8 million of debt plus an additional $10 million deferred payment for LRR Acquisition • Increased liquidity to $166 million ✓Strong Operational Execution Despite Market Volatility • 13,124 barrels of oil sold per day (near the mid-point of guidance) • 20,508 barrels of oil equivalent sold per day (near high-end of guidance) • Ongoing reductions result in LOE of $10.02 per Boe (11% better than the recently improved guidance) Beat on Production and Costs, Exceeded Debt Paydown Despite 14% QoQ Decrease in Realized $ per Boe

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Total Sales Realized Price Adjusted EBITDA1 CapEx Lifting Costs L i All-in Cash Operating Costs3 Adjusted Free Cash Flow1 SEC Proved Developed Reserves4 SEC Proved Reserves4 2025 2025 2025 2025 2025 2025 2025 2025 2025 20,253 $41.55 $184.0 $98.2 $10.73 $22.23 $50.1 103.8 153.3 Boe/d 65% Oil Per Boe Million Million 53% Reinvestment Rate Per Boe Per Boe Million MMBoe MMBoe 2024 2024 2024 2024 2024 2024 2024 2024 2024 19,648 $50.94 $233.3 $151.9 $10.89 $23.04 $43.6 92.6 134.2 Boe/d 68% Oil Per Boe Million Million 65% Reinvestment Rate Per Boe Per Boe Million MMBoe MMBoe FY 2025 – Maximizing Adjusted Free Cash Flow1 6 Grew AFCF1 to $50 Million Despite 18% Lower Realized Prices – Improved All Controllable Metrics 1. Adjusted Free Cash Flow and Adjusted EBITDA are Non-GAAP financial measures. See Appendix for definition andreconciliation to GAAP measures. 2. Updated guidance as shown in Q1 2025 earnings release on May 7, 2025. 3. Total Operating costs is defined as all “cash” costs including LOE, cash G&A, interest expense, workovers and other operating expenses, production taxes and gathering/transportation costs on a $ per Boe basis. 4. SEC Proved Reserves as of 12/31/2025 utilizing SEC prices, YE 2025 SEC Pricing Oil $61.82 per Bbl Gas $3.387 per Mcf. Company Record ✓Operational Excellence Decreased cost structure, beat updated guidance2 on lift costs $ per Boe by 10% and in line with mid-point of guidance on capex ✓Enhanced AFCF1 Record yearly AFCF YoY+15% Funding debt reduction, lowered reinvestment rate YoY by 18.5% ✓Add Size & Scale Record yearly sales, beat updated guidance2 by +1% & increased Proved Reserves +14% and added inventory 25E Original guidance 5/8 Boe/d 20.0k Bo/d 13.2k Capex $99million Lift cost $12.00/boe

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI $4 $6 $8 $10 Q4 2024 & Q1 2025 (Pre LRR Acquisition) Q3 2025 & Q4 2025 (Post LRR Acquisition) REI Legacy LRR FY 2025 – Operational Excellence 7 Driving Sustainable Free Cash Flow Through Lower Capital and Operating Costs 1. D&C Cost is drilling, completion, equipment and connect to facility costs per lateral foot. Reducing Capital Spend $MM Reducing D&C Cost Per Lateral Foot1 Reducing LOE $MM per Month Reducing LOE $ per Boe Includes Founders Acquisition $154 $99 $98 Original Guidance FY'25 Updated Guidance FY'25 FY'25 Actuals ~$56 Million improvement since original guidance $400 $450 $500 $550 $600 $650 2023 2024 2025 ~19% reduction since 2023 ~$500 ~$1.4 Million per month savings $11.5 $9.9 $19.7 $14.3 $12.4 $10.4 Q4 2024 & Q1 2025 (Pre LRR Acquisition) Q3 2025 & Q4 2025 (Post LRR Acquisition) REI Legacy LRR Combined ~16% reduction combined, since LRR Acquisition

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI NWS CBP-N Penwell CBP-S 19% 59% 22% Proved Reserves1 and Inventory 8 Long Life Assets With Scale and Cycle Resilient Free Cash Flow Generation: R/P 20+ Years 1. Reserves as of December. 31, 2025 utilizing SEC prices, YE 2025 SEC Pricing: $61.82 per Bbl Oil & $3.387 per Mcf Gas. 2. PV-10 is a Non-GAAP financial measure. See Appendix for definition and reconciliation. 3. Changes in proved reserves due to price and differentials (see Form10-K for year ended December 31, 2025 for details). 4. See 10K for additional information Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Reserve Extensions4 (MMBoe) 24% 76% $1,318 MM PD $1,007 MM PUD $312 MM Oil (MMBO) 90.3 Gas (BCF) 176.2 NGL (MMBBL) 33.6 ~153 MMBoe 245+ PUD Locations 235+ PDNP Opportunities PD ~104 MMBoe PUD ~49 MMBoe 32% 68% ~153 MMBoe LRR Acquisition + Organic Reserve Replacement in 2025 Increased Proved Reserves 14% Increased PD Reserves 12% Replaced Production and SEC Price3 Volumes 7.4MM BOE Produced 5.9MM BOE SEC Price 11.2MM BOE of Extensions 90% horizontal extensions 11.2 0 5 10 15 20 2023 2024 2025 Proved Locations by Area 3 years of reserve replacement & extensions

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI 10+ years of drilling inventory at current activity levels Converting legacy proved vertical zones into multi-bench Hz value Proved Vt 30% Proved Hz 19% LOC Hz 51% High-Margin Assets with Multi-Zone Horizontal Upside 9 Unlocking Value Transitioning Proved Vertical Development to Multi-Bench Horizontal Locations 1. Break-even costs is for core inventory in CBP & NWS asset areas. The range in break-even based at least a 10% rate of return on recent capex spend, differentials, and depends on lateral length, asset area, completion and artificial lift type. 2. Defined as locations that can generate at least a 10% rate of return at $60 per Bbl oil and $2.50 per Mcf gas prices. P e rm ia n P e n n sy lv a n ia n M Is si ss ip p ia n Add to table breakeven ranges per area Geologic Period Target Formation “Stacked Pay Zones” CBP Active WPS CBP Hz Potential NWS Active WPS Permian Grayburg ✓ ✓ 4-6 San Andres Judkins ✓✓ 4-6 McKnight ✓ ✓ ✓ ✓ 6-8 Holt ✓ ✓ Glorieta ✓ ✓ Clearfork Upper ✓ ✓ Tubb ✓ ✓ 4-6 Lower ✓ ✓ Wichita - Albany ✓ ✓ Wolfcamp ✓ ✓ 3-5 ✓ Pennsyl- vanian Penn Mississ- ippian Barnett Shale ✓ Mississippian Lime Woodford Devonian Devonian ✓✓ 3-4 Includes operated & NonOP ✓ Vertical ✓ Horizontal Do we want to separate/draw attention to Horizontal vs Vertical targets at this stage or wait until we've drilled more horizontals outside of San Andres/Grayburg?? 500+ Total Gross New Drill Locations2 Horizontal Horizontal & Vertical CBP North Penwell CBP South 2025 Core Assets Central Basin Platform “CBP” Northwest Shelf “NWS” Counties Andrews, Crane, Ector, Gaines Yoakum Net Acres ~79,000 ~17,000 Operated WI / NRI ~96% / ~81% ~92% / ~69% Net Production ~12 Mboe/d (68% oil) ~8.3 Mboe/d (62% oil) Capital ($MM) ~$69 ~$29 New Drill Program 7 Hz & 6 Vt wells 5 Hz wells Field Level EBITDA Margin ~60% ~78% Breakeven Costs1 < $50 per Bbl < $40 per Bbl NWS

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Operational Discipline Delivered Higher AFCF1 10 Business Execution Driving Growth And Stronger AFCF1 Despite ~18% Lower Realized Prices 1. Adjusted Free Cash Flow and All-in-Cash Operating Costs are Non-GAAP financial measures. See Appendix for definition and reconciliation to GAAP measures. 2. SEC Proved Reserves as of 12/31/2025 utilizing SEC prices, YE 2025 SEC Pricing Oil $61.82 per Bbl Gas $3.387 per Mcf. 3. Reinvestment rate expressed as percentage of Adjusted EBITDA. ✓Operational Excellence✓Additional Size & Scale ✓ Cash Flow Generation $45 $44 $50 $40 $45 $50 $55 2023 2024 2025 Adjusted Free Cash Flow1 $MM Commodity Prices $76.2 $74.9 $63.5 $50 $60 $70 $80 2023 2024 2025 Realized Oil $ per Bbl $54.6 $50.9 $41.6 $30 $40 $50 $60 2023 2024 2025 Realized $ per Boe 500+ FOG AQ LRR AQ 130 134 153 $100 $120 $140 $160 2023 2024 2025 Proved Reserves2 MMBoe 18.1 19.7 20.3 $16 $18 $20 $22 2023 2024 2025 Sales MBoe/d $152 $152 $98 $0 $100 $200 2023 2024 2025 Capex $MM 64% 65% 53% Reinvestment Rate3 $23.5 $23.0 $22.2 $10 $15 $20 $25 2023 2024 2025 All-in-Cash Op. Costs1 $/Boe $11.6 $11.0 $10.4 $0 $4 $8 $12 2023 2024 2025 F&D Costs $/Boe

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI $10.73 $10.65 2025 2026E Guidance Midpoint 20,253 20,150 2025 2026E Guidance Midpoint $98 $115 2025 2026E Guidance Midpoint Focused on Maximizing Adjusted Free Cash Flow1 11 Driving Success Through Volatile Oil Prices 1. Adjusted Free Cash Flow is a Non-GAAP financial measures. See Appendix for definition and reconciliation to GAAP measures. 2. Estimated AFCF is based on projections of internal management financial model and assumes mid point of guidance for "net sales“ production & capex with adjustable oil price as of April 2026, $3.50 per MCF Flat, and NGL realizations of ~12% of WTI oil price. 3. Estimated AFCF yield for 2024 & 2025 are based on year-end market capitalizations and the 2026E are based on assumptions above for AFCF and Ring’s stock price and market capitalization as 2/27/2026. Building Scale & Pursuing Operational Excellence 2026E Adjusted Free Cash Flow2 2026E Adjusted Free Cash Flow Yield2,3 ~500 Production (Boe/d) Capital ($MM) LOE ($/Boe) +15% YoY • Investment in Infrastructure & Land to enable more capital efficient inventory • 2026 program is 78%, 22 (mid- point) horizontal vs’ 67%, 12 Hz in 2025 -1% YoY • Ongoing focus on lowering costs across the board $44 $50 $0MM $25MM $50MM $75MM 2024 2025 $60 $65 $70 $75 $80 FY 2026E WTI 18% 28% 13% 16% 20% 22% 24% 0% 10% 20% 30% 2024 2025 $60 $65 $70 $75 $80 FY 2026E WTI Essentially Flat YoY • Winter storm negative impact in Q1 is ~540 Boe/d • Non-op Divestiture impact FY 200 Boe/d

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Track Record of Enhancing Value for Stockholders 12 Scale, Measurable Performance and Long-Term Value Creation 1. Adjusted Free Cash Flow and All-in-Cash Operating Costs are Non-GAAP financial measures. See Appendix for definition and reconciliation to GAAP measures. 2. SEC Proved Reserves as of 12/31/2025 utilizing SEC prices, YE 2025 SEC Pricing Oil $61.82 per bbl Gas $3.387 per Mcf 0.0339 0.0359 0.0361 2023 2024 2025 Production per Share Boe/Share All-in-Cash Operating Costs1 $/Boe Adjusted Free Cash Flow1 $/Boe $23.46 $23.04 $22.23 2023 2024 2025 $6.85 $6.07 $6.78 2023 2024 2025 0.66 0.67 0.75 2023 2024 2025 SEC Proved Reserves per Share2 Boe/Share Includes Founders Acquisition Includes LRR Acquisition

Permian's Premier Conventional Consolidator

Ring is One of the Top Three Operators in the CBP & NWS – Uniquely Positioned to Lead Consolidation


Publics
Privates
CBP/NWS Publics
CBP/NWS Privates
REI
NWS
CBP
Horseshoe Atoll
Shelves
Delaware Basin
Midland Basin
Eastern Shelf

CBP & NWS: Fragmented Ownership

1. **Scale gives Ring the edge -** As one of the largest operators in the CBP & NWS, Ring has the operational footprint to efficiently integrate acquisitions
2. **The prize is massive -** ~410,000 Boepd of conventional production across CBP and NWS remains fragmented among majors and independents
3. **Ring has already proven it -** A track record of accretive acquisitions demonstrates Ring's M&A capabilities and ability to successfully integrate newly acquired assets
4. **Conventional is Ring's core competency -** Ring's technical depth in conventional zones makes it uniquely positioned to unlock value competitors overlook
5. **Less competition, better deals -** Fewer public E&P competitors and lower-cost well economics mean Ring acquires at better prices and integrates more profitably


Gross Production (2-Stream Mboe/d)
110 57 26 26 23 21 20 13 10 8 8 7 6 6 6
% Oil 81% 68% 77% 80% 85% 78% 85% 59% 91% 90% 64% 77% 75% 81% 49%
Ranking 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

13 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Source: Enverus TTM 12/2025 , Companies include Basin O&G, Blackbeard Operating, Burk Royalty, ConocoPhillips, Crescent Energy, Elevation Resources, Formentera Partners, Hilcorp, Kinder Morgan, OXY, Riley Petroleum, Ring Energy, Diversified Energy, Mach Natural Resources and Scout

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Potential Catalysts for 2026 & Beyond 14 Organically Grow High-Quality Inventory and Reserves Further Strengthen Balance Sheet Increase Financial Flexibility Ongoing Cost and Capital Efficiency Gains Substantial Upside with Increasing Commodity Prices

www.ringenergy.com | NYSE American: REI Q4 & FY 2025 EARNINGS | MARCH 5, 2026 FINANCIAL OVERVIEW

Updated Guidance

Sales Volumes	Q1 2026	Q2 2026	Q3 2026	Q4 2026	FY 2026 Guidance
Total (Bo/d)	12,100 - 12,500	12,450 - 13,450	12,750 - 13,750	12,800 - 13,800	12,500 - 13,400
Mid Point (Bo/d)	**12,300**	**12,950**	**13,250**	**13,300**	**12,950**
Total (Boe/d)	19,100 - 19,600	19,400 - 21,000	19,700 - 21,300	19,800 - 21,400	19,500 - 20,800
Mid Point (Boe/d)	**19,350**	**20,200**	**20,500**	**20,600**	**20,150**
- Oil (%)	64%	64%	65%	65%	64%
- NGLs (%)	20%	20%	20%	20%	20%
- Gas (%)	16%	16%	15%	15%	16%
Capital Program					
Capital[1] ($MM)	$28 - $34	$28 - $36	$27 - $35	$17 - $25	$100 - $130
Mid Point (millions)	**$31**	**$32**	**$31**	**$21**	**$115**
- New Hz wells drilled	5 - 6	5 - 7	5 - 7	3 - 5	18 - 25
- New Vertical wells drilled	1	1 - 2	1 - 2	1	4 - 6
- DUC Wells	1	0	0	0	1
- Wells completed & online	7 - 8	6 - 9	6 - 9	4 - 6	23 - 32
Operating Expenses					
LOE (per Boe)	$10.75 - $11.25	$10.05- $11.05	$10.00 - $11.00	$10.00 - $11.00	$10.15 - $11.15
Mid Point (per Boe)	**$11.00**	**$10.55**	**$10.50**	**$10.50**	**$10.65**

Q1 & FY Negative Impacts:
- Winter storm negative impact in Q1 is ~540 Boe/d
- Non-op Divestiture impact FY 200 Boe/d



Total Capex Comparison $MM
$98
$115
2025
2026E Guidance Midpoint



Capex Allocation
D&C, Infrastructure, CTR
68%
Capital Workover, Recompletions
26%
Land, Non-op
5%
Facility Improvements, ESG
1%
2025
2026E

1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements.

16 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI REI Historical Price Performance1 17 Price Performance Since January 1, 2021 1. Source: Factset as of 2/27/2026 6.5 MM warrants exercised Stronghold Acquisition Announcement Founders Acquisition Announcement Warburg Pincus sells down 6.2 MM shares Warburg Pincus sells down 2.5 MM shares 8-K disclosing Warburg is out 3.0 MM warrants excercised 4.5 MM warrants excercised 14.5 MM warrants excercised Warburg Pincus sells down 12.6 MM shares Warburg Pincus sells down 4.4 MM shares Warburg Pincus sells down 6.6 MM shares Warburg Pincus sells down 6 MM shares Warburg Pincus owns 5.5MM shares (2.65%) $0 $20 $40 $60 $80 $100 $120 $0 $1 $2 $3 $4 $5 $6 Jan '21 Apr '21 Jul '21 Oct '21 Jan '22 Apr '22 Jul '22 Oct '22 Jan '23 Apr '23 Jul '23 Oct '23 Jan '24 Apr '24 Jul '24 Oct '24 Jan '25 Apr '25 Jul '25 Oct '25 Jan '26 Quarterly Filing Date Ring Energy, Inc. ($/share) - Left WTI Crude Oil ($/bbl) - Right

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI 1.66x 1.90x 2.05x 2.10x Historical Metrics 18 Quarterly Analysis of Adjusted Free Cash Flow1 1. Adjusted Free Cash Flow, Leverage Ratio and Adjusted EBITDA are Non-GAAP financial measures. See Appendix for definition and reconciliation to GAAP measures. 2. Net Interest Expense included in table is interest expense net of interest income and excludes deferred financing costs amortization. Leverage Ratio (LTM)1 2.20x Realized $/Boe $46.14 $47.78 $42.63 $41.10 $35.45 1 12 $50.9 $46.4 $51.5 $47.7 $38.4 -$37.6 -$32.5 -$16.8 -$24.6 -$24.3 -$8.7 -$8.2 -$9.9 -$9.3 -$8.4 $4.7 $5.8 $24.8 $13.9 $5.7 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Adjusted EBITDA $MM CapEx $MM Net Interest Exp $MM Adjusted Free Cash Flow $MM Higher leverage is a result of the LRR Acquisition in Q2 2025 Focus remains on paying down debt

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Reducing Debt & Increasing Liquidity 19 Disciplined Paying Down Debt and Improving Liquidity Since Closing LRR Acquisition 1. Q1 2025 excludes $75 MM of borrowings to fund LRR Acquisition and other one-time cash items. 2. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. RBL Balance & Debt Paydown1 Liquidity2 ($MM) $3 $3 $15 $15 $7 $12 $20 $8 $0 $5 $10 $15 $20 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 $175 $179 $194 $208 $217 $141 $137 $157 $166 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Founders Acquisition final deferred payment FY Adv tax payment and other one-time cash items $385 $460 $420 $300 $350 $400 $450 $500 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Debt Paydown1 ($MM) RBL Balance ($MM) LRR Acquisition LRR Acquisition $40 million paid down since LRR acquisition RBL reduced from $600MM to $585MM in Q2 2025 and other one-time cash items Lime Rock Acquisition final deferred payment of $10 MM

www.ringenergy.com www.ringenergy.com Q4 & FY 2025 EARNINGS | MARCH 5, 2026 THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Analyst Coverage Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: (281) 397-3699 Alliance Global Partners (AGP) Poe Fratt (314) 719-6084 pfratt@allianceg.com

www.ringenergy.com | NYSE American: REI Q4 & FY 2025 EARNINGS | MARCH 5, 2026 APPENDIX

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Derivative Summary (1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude. Oil Hedges (WTI) Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 Q2 2028 Q3 2028 Q4 2028 Q1 2029 Q2 2029 Q3 2029 Q4 2029 Swaps: Hedged volume (Bbl) 260,741 622,601 263,400 529,000 509,500 492,000 432,000 412,963 — — — — — — — — Weighted average swap price $ 67.13 $ 66.43 $ 61.77 $ 65.34 $ 62.82 $ 60.45 $ 61.80 $ 57.59 $ — $ — $ — $ — $ — $ — $ — $ — Two-way collars: Hedged volume (Bbl) 62,000 273,000 471,685 — — — — — 364,000 — — — — — — — Weighted average put price $ 52.50 $ 55.00 $ 59.02 $ — $ — $ — $ — $ — $ 55.00 $ — $ — $ — $ — $ — $ — $ — Weighted average call price $ 60.75 $ 65.65 $ 71.06 $ — $ — $ — $ — $ — $ 64.28 $ — $ — $ — $ — $ — $ — $ — As of March 5, 2026 The Company has hedged: 2026: ~ 2.5 million barrels of oil at avg downside protection price of $62.76 2027: ~ 1.8 million barrels of oil at avg downside protection price of $60.78 22

Derivative Summary

As of March 5, 2026

Gas Hedges (Henry Hub)	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027	Q4 2027	Q1 2028	Q2 2028	Q3 2028	Q4 2028	Q1 2029	Q2 2029	Q3 2029	Q4 2029
NYMEX Swaps:																
Hedged volume (MMBtu)	1,165,628	600,016	1,072,305	439,678	423,035	1,079,906	1,046,151	1,012,567	984,322	956,865	931,539	908,117	886,933	866,585	846,134	
Weighted average swap price	$ 3.82	$ 4.19	$ 3.99	$ 4.02	$ 4.02	$ 3.86	$ 4.02	$ 3.77	$ 3.77	$ 3.77	$ 3.77	$ 3.67	$ 3.67	$ 3.67	$ 3.67	
Two-way collars:																
Hedged volume (MMBtu)	139,000	648,728	128,000	717,000	694,000	—	—	—	—	—	—	—	—	—	—	
Weighted average put price	$ 3.50	$ 3.10	$ 3.50	$ 3.99	$ 3.00	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	
Weighted average call price	$ 5.42	$ 4.24	$ 5.42	$ 5.21	$ 4.32	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	

Gas Hedges (basis differential)	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027	Q4 2027	Q1 2028	Q2 2028	Q3 2028	Q4 2028	Q1 2029	Q2 2029	Q3 2029	Q4 2029
El Paso Permian Basin basis swaps:																
Hedged volume (MMBtu)	—	—	—	—	960,307	636,710	615,547	596,306	577,163	561,064	545,413	530,977	517,628	505,552	493,953	482,296
Weighted average spread price [1]	$ —	$ —	$ —	$ —	$ 0.72	$ 0.67	$ 0.67	$ 0.67	$ 0.60	$ 0.60	$ 0.60	$ 0.60	$ 0.57	$ 0.57	$ 0.57	$ 0.57
Waha basis swaps:																
Hedged volume (MMBtu)	—	—	—	—	196,372	480,325	464,360	449,846	435,403	423,259	411,453	400,562	390,490	381,381	372,632	363,837
Weighted average spread price [1]	$ —	$ —	$ —	$ —	$ 0.78	$ 0.78	$ 0.78	$ 0.78	$ 0.68	$ 0.68	$ 0.68	$ 0.68	$ 0.63	$ 0.63	$ 0.63	$ 0.63

(1) The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above.

The Company has hedged:

2026: **~ 3.8 BCF of natural gas** at avg **downside protection price of $3.78**
2027: **~ 4.4 BCF of natural gas** at avg **downside protection price of $3.81**

23 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI Non-GAAP Disclosure 24 Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “PV-10,” “Leverage Ratio,” “All-in Cash Operating Costs,” and "Cash Operating Margin." Management uses these non-GAAP financial measures in its analysis of performance. In addition, CROCE is a key metric used to determine a portion of the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense (including interest income and expense),unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities (as reflected on the Company’s Condensed Statements of Cash Flows) less changes in operating assets and liabilities, and plus transaction costs for acquisitions and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, credit loss expense, and other income. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in the Company’s capital expenditures guidance provided to investors. Management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of the Company's current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in the Company’s Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this financial performance measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. “Leverage” or the “Leverage Ratio” is calculated pursuant to the Company’s existing senior revolving credit facility and means as of any date, the ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under the credit facility. The Company defines “Consolidated EBITDAX” in accordance with its existing senior revolving credit facility and means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income (loss) for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense (benefit) determined on a consolidated basis, (C) depreciation, depletion and amortization determined on a consolidated basis, (D) exploration expenses determined on a consolidated basis, and (E) all other non-cash charges reasonably acceptable to the administrative agent, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants under the credit facility, to the extent that during such period the Company has consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets acquired or disposed of. The maximum permitted Leverage Ratio under the senior revolving credit facility is 3.00. “PV-10” is a non-GAAP financial measure that differs from a financial measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 measure of the Company’s oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Cash Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and stockholder equity for the period. Management believes that CROCE is useful to investors as a performance measure when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. CROCE is not considered to be an alternative to net income reported in accordance with GAAP. The Company defines “All-In Cash Operating Costs,” a non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company. The Company defines “Cash Operating Margin,” a non-GAAP financial measure, as realized revenues per Boe less all-in cash operating costs per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company. The table below provides detail of PV- 10 to the standardized measure of discounted future net cash flows as of December 31, 2025. ($ in 000’s) Present value of estimated future net revenues (PV-10) $1,318,208 Future income taxes, discounted at 10% 194,715 Standardized measure of discounted future net cash flows $1,123,493

Non-GAAP Reconciliations

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended						Twelve Months Ended			
	December 31, 2025		September 30, 2025		December 31, 2024		December 31, 2025		December 31, 2024	
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net Income (Loss)	$ (12,845,294)	$ (0.06)	$ (51,631,530)	$ (0.25)	$ 5,657,519	$ 0.03	$ (34,731,199)	$ (0.17)	$ 67,470,314	$ 0.34
Share-based compensation	1,474,560	0.01	1,618,600	0.01	1,672,320	0.01	6,135,957	0.03	5,506,017	0.03
Ceiling test impairment	35,913,116	0.17	72,912,330	0.35	—	—	108,825,446	0.54	—	—
Unrealized loss (gain) on change in fair value of derivatives	(14,753,449)	(0.07)	2,141,925	0.01	6,999,552	0.03	(26,206,539)	(0.13)	(2,827,756)	(0.02)
Transaction costs - A&D	25,000	—	10	—	21,017	—	27,786	—	24,556	—
Tax impact on adjusted items	(6,213,517)	(0.03)	(11,920,971)	(0.06)	(2,008,740)	(0.01)	(15,670,138)	(0.08)	(628,405)	—
Adjusted Net Income (Loss)	$ 3,600,416	$ 0.02	$ 13,120,364	$ 0.06	$ 12,341,668	$ 0.06	$ 38,381,313	$ 0.19	$ 69,544,726	$ 0.35
Diluted Weighted-Average Shares Outstanding	207,233,067		206,688,003		200,886,010		204,984,223		200,277,380	
Adjusted Net Income per Diluted Share	$ 0.02		$ 0.06		$ 0.06		$ 0.19		$ 0.35	

25 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Non-GAAP Reconciliations (continued)

Adjusted EBITDA

(Unaudited for All Periods)

	Three Months Ended					Twelve Months Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net Income (Loss)	$ (12,845,294)	$ (51,631,530)	$ 20,634,887	$ 9,110,738	$ 5,657,519	$ (34,731,199)	$ 67,470,314
Interest expense, net	9,065,509	9,978,067	11,687,746	9,408,728	9,987,731	40,140,050	42,819,864
Unrealized (gain) loss on change in fair value of derivatives	(14,753,449)	2,141,925	(13,970,211)	375,196	6,999,552	(26,206,539)	(2,827,756)
Ceiling test impairment	35,913,116	72,912,330	—	—	—	108,825,446	—
Income tax (benefit) expense	(3,800,401)	(12,800,947)	6,107,425	3,041,177	1,803,629	(7,452,746)	20,440,954
Depreciation, depletion and amortization	23,002,908	25,225,345	25,569,914	22,615,983	24,548,849	96,414,150	98,702,843
Asset retirement obligation accretion	390,892	390,563	382,251	326,549	323,085	1,490,255	1,380,298
Transaction costs - A&D	25,000	10	1,000	1,776	21,017	27,786	24,556
Share-based compensation	1,474,560	1,618,600	1,351,839	1,690,958	1,672,320	6,135,957	5,506,017
(Gain) loss on disposal of assets	(60,855)	(105,642)	(155,293)	(124,610)	—	(446,400)	(89,693)
Other income	(29,582)	—	(150,770)	(8,942)	(80,970)	(189,294)	(106,656)
Adjusted EBITDA	$ 38,382,404	$ 47,728,721	$ 51,458,788	$ 46,437,553	$ 50,932,732	$ 184,007,466	$ 233,320,741
Adjusted EBITDA Margin[1]	57 %	61 %	62 %	59 %	61 %	60 %	64 %

1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue.

26 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Non-GAAP Reconciliations (continued)

Adjusted Free Cash Flow

(Unaudited for All Periods)

	Three Months Ended					Twelve Months Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net Cash Provided by Operating Activities	$ 44,688,823	$ 44,492,325	$ 33,297,251	$ 28,371,008	$ 47,279,681	$ 150,849,407	$ 194,423,712
Adjustments - Condensed Statements of Cash Flows							
Changes in operating assets and liabilities	(14,727,429)	(6,086,921)	8,312,480	9,784,999	(5,073,676)	(2,716,871)	888,089
Transaction costs - A&D	25,000	10	1,000	1,776	21,017	27,786	24,556
Income tax expense (benefit) - current	51,311	39,772	147,460	136,394	71,280	374,937	401,197
Capital expenditures	(24,343,200)	(24,589,282)	(16,827,513)	(32,451,531)	(37,633,168)	(98,211,527)	(151,946,171)
Proceeds from divestiture of equipment for oil and natural gas properties	—	100	—	—	121,232	100	121,232
Credit loss expense	—	(907)	(205)	(17,917)	26,747	(19,029)	(160,847)
Other income	(29,582)	—	(150,770)	(8,942)	(80,970)	(189,294)	(106,656)
Adjusted Free Cash Flow	$ 5,664,923	$ 13,855,097	$ 24,779,703	$ 5,815,787	$ 4,732,143	$ 50,115,509	$ 43,645,112

(Unaudited for All Periods)

	Three Months Ended					Twelve Months Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Adjusted EBITDA	$ 38,382,404	$ 47,728,721	$ 51,458,788	$ 46,437,553	$ 50,932,732	$ 184,007,466	$ 233,320,741
Net interest expense (excluding amortization of deferred financing costs)	(8,374,281)	(9,284,442)	(9,851,572)	(8,170,235)	(8,688,653)	(35,680,530)	(37,850,690)
Capital expenditures	(24,343,200)	(24,589,282)	(16,827,513)	(32,451,531)	(37,633,168)	(98,211,527)	(151,946,171)
Proceeds from divestiture of equipment for oil and natural gas properties	—	100	—	—	121,232	100	121,232
Adjusted Free Cash Flow	$ 5,664,923	$ 13,855,097	$ 24,779,703	$ 5,815,787	$ 4,732,143	$ 50,115,509	$ 43,645,112

27 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Non-GAAP Reconciliations (continued)

RING ENERGY

Leverage Ratio (Current Period End)

	(Unaudited) Three Months Ended March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 9,110,738	$ 20,634,887	$ (51,631,530)	$ (12,845,294)	$ (34,731,199)
Plus: Consolidated interest expense	9,408,728	11,687,746	9,978,067	9,065,509	40,140,050
Plus: Income tax provision (benefit)	3,041,177	6,107,425	(12,800,947)	(3,800,401)	(7,452,746)
Plus: Depreciation, depletion and amortization	22,615,983	25,569,914	25,225,345	23,002,908	96,414,150
Plus: non-cash charges reasonably acceptable to Administrative Agent	2,392,703	(12,236,121)	77,063,418	23,025,119	90,245,119
Consolidated EBITDAX	**$ 46,569,329**	**$ 51,763,851**	**$ 47,834,353**	**$ 38,447,841**	**$ 184,615,374**
Plus: Pro Forma Acquired Consolidated EBITDAX	7,392,359	—	—	—	7,392,359
Less: Pro Forma Divested Consolidated EBITDAX	8,855	—	—	—	8,855
Pro Forma Consolidated EBITDAX	**$ 53,970,543**	**$ 51,763,851**	**$ 47,834,353**	**$ 38,447,841**	**$ 192,016,588**
Non-cash charges reasonably acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 326,549	$ 382,251	$ 390,563	$ 390,892	
Unrealized loss (gain) on derivative assets	375,196	(13,970,211)	2,141,925	(14,753,449)	
Ceiling test impairment	—	—	72,912,330	35,913,116	
Share-based compensation	1,690,958	1,351,839	1,618,600	1,474,560	
Total non-cash charges reasonably acceptable to Administrative Agent	**$ 2,392,703**	**$ (12,236,121)**	**$ 77,063,418**	**$ 23,025,119**	

	As of December 31, 2025	Corresponding Leverage Ratio
Leverage Ratio Covenant:		
Revolving line of credit	$ 420,000,000	2.19
Notes payable	505,752	—
Capital lease obligations	1,323,710	0.01
Consolidated Total Debt	**$ 421,829,462**	**2.20**
Pro Forma Consolidated EBITDAX	192,016,588	
Leverage Ratio	**2.20**	
Maximum Allowed	≤ 3.00x	

Leverage Ratio (Comparative Period End)

	(Unaudited) Three Months Ended March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 5,515,377	$ 22,418,994	$ 33,878,424	$ 5,657,519	$ 67,470,314
Plus: Consolidated interest expense	11,420,400	10,801,194	10,610,539	9,987,731	42,819,864
Plus: Income tax provision (benefit)	1,728,886	6,820,485	10,087,954	1,803,629	20,440,954
Plus: Depreciation, depletion and amortization	23,792,450	24,699,421	25,662,123	24,548,849	98,702,843
Plus: non-cash charges acceptable to Administrative Agent	19,627,646	1,664,064	(26,228,108)	8,994,957	4,058,559
Consolidated EBITDAX	**$ 62,084,759**	**$ 66,404,158**	**$ 54,010,932**	**$ 50,992,685**	**$ 233,492,534**
Plus: Pro Forma Acquired Consolidated EBITDAX	—	—	—	—	—
Less: Pro Forma Divested Consolidated EBITDAX	(124,084)	(469,376)	(600,460)	77,819	(1,116,101)
Pro Forma Consolidated EBITDAX	**$ 61,960,675**	**$ 65,934,782**	**$ 53,410,472**	**$ 51,070,504**	**$ 232,376,433**
Non-cash charges acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 350,834	$ 352,184	$ 354,195	$ 323,085	
Unrealized loss (gain) on derivative assets	17,552,980	(765,898)	(26,614,390)	6,999,552	
Ceiling test impairment	—	—	—	—	
Share-based compensation	1,723,832	2,077,778	32,087	1,672,320	
Total non-cash charges acceptable to Administrative Agent	**$ 19,627,646**	**$ 1,664,064**	**$ (26,228,108)**	**$ 8,994,957**	

	As of December 31, 2024
Leverage Ratio Covenant:	
Revolving line of credit	$ 385,000,000
Pro Forma Consolidated EBITDAX	232,376,433
Leverage Ratio	**1.66**
Maximum Allowed	≤ 3.00x

28 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Non-GAAP Reconciliations (continued)

Leverage Ratio (Summary of Other Periods)

	(Unaudited) Twelve Months Ended				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ (34,731,199)	$ (16,228,386)	$ 69,281,568	$ 71,065,675	$ 67,470,314
Plus: Consolidated interest expense	40,140,050	41,062,272	41,694,744	40,808,192	42,819,864
Plus: Income tax provision (benefit)	(7,452,746)	(1,848,716)	21,040,185	21,753,245	20,440,954
Plus: Depreciation, depletion and amortization	96,414,150	97,960,091	98,396,869	97,526,376	98,702,843
Plus: non-cash charges acceptable to Administrative Agent	90,245,119	76,214,957	(27,076,569)	(13,176,384)	4,058,559
Consolidated EBITDAX	**$ 184,615,374**	**$ 197,160,218**	**$ 203,336,797**	**$ 217,977,104**	**$ 233,492,534**
Plus: Pro Forma Acquired Consolidated EBITDAX	7,392,359	12,636,437	20,474,600	30,803,716	—
Less: Pro Forma Divested Consolidated EBITDAX	8,855	86,674	(513,786)	(983,162)	(1,116,101)
Pro Forma Consolidated EBITDAX	**$ 192,016,588**	**$ 209,883,329**	**$ 223,297,611**	**$ 247,797,658**	**$ 232,376,433**

	As of December 31, 2025	As of September 30, 2025	As of June 30, 2025	As of March 31, 2025	As of December 31, 2024
Leverage Ratio Covenant:					
Revolving line of credit	$ 420,000,000	$ 428,000,000	$ 448,000,000	$ 460,000,000	385,000,000
Notes payable	505,752	1,001,829			
Estimated deferred payment	—	10,000,000	10,000,000	10,000,000	—
Capital lease obligations	1,323,710	1,275,826			
Consolidated Total Debt	**$ 421,829,462**	**$ 440,277,655**	**$ 458,000,000**	**$ 470,000,000**	**$ 385,000,000**
Pro Forma Consolidated EBITDAX	192,016,588	209,883,329	223,297,611	247,797,658	232,376,433
Leverage Ratio	**2.20**	**2.10**	**2.05**	**1.90**	**1.66**
Maximum Allowed	≤ 3.00x	≤ 3.00x	≤ 3.00x	≤ 3.00x	≤ 3.00x

29 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Non-GAAP Reconciliations (continued)

Adjusted Cash Flow from Operations (ACFFO)

	(Unaudited for All Periods)				
	Three Months Ended			Twelve Months Ended	
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net Cash Provided by Operating Activities	$44,688,823	$44,492,325	$47,279,681	$ 150,849,407	$ 194,423,712
Changes in operating assets and liabilities	(14,727,429)	(6,086,921)	(5,073,676)	(2,716,871)	888,089
Adjusted Cash Flow from Operations	$29,961,394	$38,405,404	$42,206,005	$ 148,132,536	$ 195,311,801

G&A Reconciliations

	(Unaudited for All Periods)				
	Three Months Ended			Twelve Months Ended	
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
General and administrative expense (G&A)	$ 8,030,310	$ 8,139,771	$ 8,035,977	$ 31,928,576	$ 29,640,300
Shared-based compensation	1,474,560	1,618,600	1,672,320	6,135,957	5,506,017
G&A excluding share-based compensation	6,555,750	6,521,171	6,363,657	25,792,619	24,134,283
Transaction costs - A&D	25,000	10	21,017	27,786	24,556
G&A excluding share-based compensation and transaction costs	$ 6,530,750	$ 6,521,161	$ 6,342,640	$ 25,764,833	$ 24,109,727

Cash Return on Capital Employed (CROCE)

	As of and for the twelve months ended		
	December 31, 2025	December 31, 2024	December 31, 2023
Total long term debt (i.e. revolving line of credit)	$420,000,000	$385,000,000	$425,000,000
Total stockholders' equity	836,275,746	858,639,982	786,582,900
Average debt	402,500,000	405,000,000	420,000,000
Average stockholders' equity	847,457,864	822,611,441	723,843,146
Average debt and stockholders' equity	$1,249,957,864	$1,227,611,441	$1,143,843,146
Net Cash Provided by Operating Activities	$150,849,407	$194,423,712	$198,170,459
Less change in WC (Working Capital)	2,716,871	(888,089)	1,180,748
Adjusted Cash Flows From Operations (ACFFO)	$148,132,536	$195,311,801	$196,989,711
CROCE (ACFFO)/(Average D+E)	11.9 %	15.9 %	17.2 %

PV-10

	Oil (Bbl)	Gas (Mcf)	Natural Gas Liquids (Bbl)	Net (Boe)	PV-10
Balance, December 31, 2024	80,904,071	149,817,162	28,303,085	134,176,684	$ 1,462,827,136
Purchase of minerals in place	9,915,483	10,067,543	2,373,336	13,966,743	
Extensions, discoveries and improved recovery	7,281,553	10,624,783	2,133,786	11,186,136	
Sales of minerals in place	—	—	—	—	
Production	(4,841,164)	(6,980,958)	(1,387,818)	(7,392,476)	
Revisions of previous quantity estimates	(2,939,895)	12,652,046	2,171,955	1,340,734	
Balance, December 31, 2025	90,320,048	176,180,576	33,594,344	153,277,821	$ 1,318,208,128

30 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI

Non-GAAP Reconciliations (continued)

All-In Cash Operating Costs

(Unaudited for All Periods)

	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
All-In Cash Operating Costs:					
Lease operating expenses (including workovers)	$ 18,911,801	$ 20,518,472	$ 20,326,216	$ 79,353,806	$ 78,310,949
G&A excluding share-based compensation	6,555,750	6,521,171	6,363,657	25,792,619	24,134,283
Net interest expense (excluding amortization of deferred financing costs)	8,374,281	9,284,442	8,688,653	35,680,530	37,850,690
Operating lease expense	175,090	175,091	175,090	700,362	700,362
Oil and natural gas production taxes	3,224,183	3,670,987	3,857,147	14,312,232	16,116,565
Ad valorem taxes	2,279,266	2,446,565	2,421,595	7,906,586	8,069,064
Gathering, transportation and processing costs	121,097	126,569	130,230	585,087	506,333
All-in cash operating costs	$ 39,641,468	$ 42,743,297	$ 41,962,588	$ 164,331,222	$ 165,688,246
Boe	1,886,755	1,912,611	1,808,493	7,392,476	7,191,054
All-in cash operating costs per Boe	$ 21.01	$ 22.35	$ 23.20	$ 22.23	$ 23.04

Cash Operating Margin

	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Cash Operating Margin					
Realized revenues per Boe	$ 35.45	$ 41.10	$ 46.14	$ 41.55	$ 50.94
All-in cash operating costs per Boe	21.01	22.35	23.20	22.23	23.04
Cash Operating Margin per Boe	$ 14.44	$ 18.75	$ 22.94	$ 19.32	$ 27.90

Current Ratio

	As of December 31, 2025
Current assets	$ 62,069,412
Less: Current derivative assets	21,468,134
Current assets less Current derivative assets	40,601,278
Revolver Availability (Facility less debt less LCs)	164,965,000
Current Assets per Covenant	**$ 205,566,278**
Current liabilities	$ 100,961,894
Less: Current derivative liabilities	841,193
Current Liabilities per Covenant	**$ 100,120,701**
Current Ratio	2.05
Minimum Allowed	> or = 1.00x

31 Ring Energy, Inc. Q4 & FY 2025 Earnings | March 5, 2026 | NYSE American: REI